UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 25, 2014

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23265	94-3267443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8510 Colonnade Center Drive Raleigh, North Carolina	27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 862-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 27, 2014, Salix Pharmaceuticals, Ltd. (the “Company”) issued a press release announcing its operating results for the fourth quarter and fiscal year ended December 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Item 2.02 and the press release attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Napo Litigation

The Company announced on February 25, 2014 that a New York State Supreme Court jury entered a verdict in its favor in a lawsuit filed against it by Napo Pharmaceuticals Inc. relating to Fulyzaq™ (crofelemer). The jury specifically found that the Company complied with its contractual obligations in commercializing Fulyzaq (crofelemer) in the United States, and thus did not breach the license agreement between the parties. A copy of the press release announcing the results of this litigation is attached hereto as Exhibit 99.2.

Agreement with RedHill

The Company and RedHill Biopharma Ltd. (“RedHill”) today announced that they have entered into an exclusive agreement by which the Company has licensed the worldwide exclusive rights to RedHill’s RHB-106 encapsulated formulation for bowel preparation and rights to other purgative developments. A copy of the joint press release issued by the Company and RedHill announcing this agreement is attached hereto as Exhibit 99.3.

Financial terms of the transaction include an upfront payment of $7 million and $5 million in subsequent milestone payments to RedHill. The Company also has agreed to pay RedHill tiered royalties on net sales, ranging from low single-digit up to low double-digits. Under the worldwide license agreement, the parties also agreed on potential strategic collaboration with regard to certain other Company products in specific territories.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Salix Pharmaceuticals, Ltd. on February 27, 2014.

99.2	Press release issued by Salix Pharmaceuticals, Ltd. on February 25, 2014.

99.3	Joint press release issued by Salix Pharmaceuticals, Ltd. and RedHill Biopharma Ltd. on February 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2014	SALIX PHARMACEUTICALS, LTD.

	By:	/s/ Timothy J. Creech
Timothy J. Creech
Vice President, Finance and Administrative Services

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Salix Pharmaceuticals, Ltd. on February 27, 2014.

99.2	Press release issued by Salix Pharmaceuticals, Ltd. on February 25, 2014.

99.3	Joint press release issued by Salix Pharmaceuticals, Ltd. and RedHill Biopharma Ltd. on February 27, 2014.